ESCROW DEPOSIT AGREEMENT

AGREEMENT dated this ____ day of [ ______ ] 2007, by and among RxElite Holdings, Inc., a Delaware corporation (the “Company”), having an address at 1404 N. Main Street, Suite 200, Meridian, Idaho 83642, [___________] (the “Investor Representative”) and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 300 Park Avenue, New York, New York 10022.

WITNESSETH:

WHEREAS, the Company is offering (the “Offering”) a minimum of $5,000,000 (the “Minimum Amount”) of the Company’s units (the “Units”), each Unit consisting of one share of the Company’s common stock, par value $0.00237 per share (the “Common Stock”) and a detachable warrant to purchase ½ of one share of Common Stock at an exercise price of $0.85 per share;

WHEREAS, unless the Offering is completed by ________, 2007 (the “Termination Date”), unless extended by the Company and the Investor Representative for up at an additional 1-week period (the “Final Termination Date”), the Offering will terminate and all funds will be returned to the subscribers in the Offering (the “Subscribers”) without interest, penalty or offset;

WHEREAS, immediately prior to the initial closing of the Offering, Subscribers will be provided a draft Current Report on Form 8-K (the “Form 8-K”), and in connection therewith Subscribers will be asked to execute a reconfirmation of their desire to subscribe for the Units in the Offering;

WHEREAS, the Company desires to establish an escrow account with the Escrow Agent into which the Company shall instruct the Subscribers to deposit checks and other instruments or wire funds for the payment of money made payable to the order of “Signature Bank, as Escrow Agent for RxElite Holdings, Inc.,” and Escrow Agent is willing to accept said checks and other instruments and wires for the payment of money in accordance with the terms hereinafter set forth;

WHEREAS, the Company represents and warrants to the Escrow Agent that it has not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

WHEREAS, the Company represents and warrants to the Escrow Agent that a copy of all documents that have been delivered to Subscribers and third parties that include Escrow Agent’s name and duties, have been attached hereto as Schedule I.

NOW, THEREFORE, IT IS AGREED as follows:

1. Delivery of Escrow Funds.

(a) The Company shall instruct Subscribers to deliver to Escrow Agent checks made payable to the order of “Signature Bank, as Escrow Agent for RxElite Holdings, Inc.”, or wire transfer to [___________] for credit to Signature Bank, as Escrow Agent for RxElite Holdings, Inc., Account No. _____________, in each case, with the name, address and social security number or taxpayer identification number of the individual or entity making payment. In the event any Subscriber’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Subscriber, then the Company and the Investor Representative agree to promptly provide Escrow Agent with such information (unless the Subscriber is a non-U.S. person). The checks or wire transfers shall be deposited into a non-interest-bearing account at Signature Bank entitled “Signature Bank, as Escrow Agent for RxElite Holdings, Inc.” (the “Escrow Account”).

(b) The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c) Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account. If, for any reason, any check deposited into Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Subscriber and advise the Company promptly thereof.

(d) Escrow Agent shall hold all Escrow Funds in the Escrow Account free from any lien, claim or offset of Escrow Agent, except as set forth herein.

2. Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a) In the event that the Company and the Investor Representative advise Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), Escrow Agent shall promptly return the funds paid by each Subscriber to said Subscriber without interest or deduction, penalty or expense.

(b) If prior to 3:00 P.M. (local New York City time) on the Termination Date, Escrow Agent receives written notification, in the form of Exhibit A, attached hereto and made a part hereof, and signed by the Company and the Investor Representative, stating that the Termination Date has been extended, the date shall be so extended to the Final Termination Date.

(c) Provided that the Escrow Agent does not receive the Termination Notice stated in paragraph 2(a) above and there is the Minimum Amount deposited into the Escrow Account on or prior to the end of the Termination Date or the Final Termination Date (if Escrow Agent has, prior to the Termination Date, received Exhibit A in accordance with paragraph 2(b) above), Escrow Agent shall, upon receipt of written instructions, in form and substance satisfactory to Escrow Agent, received from the Company and the Investor Representative (including a representation from the Company that the Company has furnished each Subscriber with the Form 8-K and that each Subscriber reconfirmed its investment in the Offering following receipt of the Form 8-K), pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer within one (1) business day of receipt of such written instructions. The same procedures shall be coordinated with respect to any subsequent closings occurring prior to the Termination Date (if Escrow Agent has, prior to the Termination Date, received Exhibit A in accordance with paragraph 2(b) above).

(d) If by 3:00 P.M. (local New York City time) on the later of the Termination Date or the Final Termination Date (if Escrow Agent has received Exhibit A, in accordance with paragraph 2(b) above), Escrow Agent (i) has not received written instructions from the Company and the Investor Representative and wire transfer instructions executed by the Company and the Investor Representative regarding the disbursement of the Escrow Funds and payment of fees and expenses of the Offering, or (ii) there is a balance in Escrow Account of less than the Minimum Amount, the Escrow Agent shall promptly return the Escrow Funds to the Subscribers without interest or deductions, penalty or expense. The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of Escrow Agent.

(e) Escrow Agent shall not be required to pay any uncollected funds or any funds which are not available for withdrawal.

(f) If the Termination Date or any other date that is a deadline under this Agreement for giving Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Banking Day, then such date shall be changed to the Banking Day that immediately precedes such date. A “Banking Day” is any day other than a Saturday, Sunday or a day that a New York State chartered bank is not legally obligated to be opened.

(g) The Company may reject or cancel any subscription in the Offering in whole or in part. If payment for any such rejected or canceled subscription has been delivered to Escrow Agent, the Company will inform Escrow Agent of the rejection or cancellation, and Escrow Agent upon receiving such notice shall promptly return such funds to said Subscriber, but in no event prior to those funds becoming collected and available for withdrawal. In addition, Subscribers are required to reconfirm their subscription upon receipt of the Form 8-K. Subscribers who do not reconfirm their subscription will be entitled to a return of their subscription funds, without interest or deduction, and Escrow Agent upon receiving written notice from the Company shall promptly return such funds to such Subscribers.

(h) Notwithstanding anything to contrary that may be contained herein, any Subscribers may instruct Escrow Agent to return such Subscriber’s subscriptions at any time prior to a closing on such Subscriber’s funds in accordance with the terms set forth herein. Upon receipt of such an instruction, Escrow Agent shall promptly return such funds to said Subscriber.

3. Acceptance by Escrow Agent. Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a) Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by the Company and any other person to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act singly on behalf of the Company and other persons are stated in Schedule II, which is attached hereto and made a part hereof. The Company and each other person may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b) Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c) The Company and the Investor Representative agree to indemnify and hold Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent, in good faith, arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by a breach of this Escrow Agreement by Escrow Agent or by Escrow Agent’s gross negligence or willful misconduct.

(d) In the event that Escrow Agent shall be uncertain as to its duties or rights hereunder, Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e) Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of Escrow Agent, to the extent not prohibited by applicable law, shall be (i) to accept checks or other instruments for the payment of money and wire transfers delivered to Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by Escrow Agent have been collected and are available for withdrawal.

4. Resignation and Termination of the Escrow Agent. Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to the Company and the Investor Representative. Upon providing such notice, Escrow Agent shall have no further obligation hereunder except to hold the Escrow Funds that it receives until the end of such 30-day period. In such event, Escrow Agent shall not take any action, other than receiving and depositing funds, until the Company and the Investor Representative have designated a banking corporation, trust company, attorney or other person as successor. Upon receipt of such written designation signed by the Company and the Investor Representative, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds and any other amounts held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor. In either case provided for in this paragraph, Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

5. Termination. The Company and the Investor Representative may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice. In the event of such termination, the Company and the Investor Representative shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and the Investor Representative turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and the Investor Representative fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become Escrow Agent hereunder and shall be bound by all of the provisions hereof and Signature Bank shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6. Investment. All funds received by Escrow Agent will be held only in non-interest bearing bank accounts at Signature Bank.

7. Compensation. Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $2,500 which fee shall be paid by the Company promptly following the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all costs and expenses incurred in good faith in connection with the Escrow Account and this Agreement, including reasonable counsel fees. Neither the modification, cancellation, termination or rescission of this Agreement, nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee that has been paid, or be reimbursed or paid for any fees, costs or expenses that have been incurred or become due prior to the effective date of any such modification, cancellation, termination, resignation or rescission. To the extent Escrow Agent has incurred any such costs or expenses or any such fees become due prior to any closing, Escrow Agent shall advise the Company and the Investor Representative and the Company and the Investor Representative shall direct all such amounts to be paid directly at any such closing.

8. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by registered or certified mail, return receipt requested, in each case costs prepaid, to the addresses set forth below.

If to the Company:

RxElite Holdings Inc.
1404 N. Main Street, Suite 200
Meridian, ID 83642
Attention: Daniel Chen, Chief Executive Officer

If to the Investor Representative:
_______________
_______________
_______________

If to Escrow Agent:

Signature Bank
300 Park Avenue
New York, New York 10022
Attention: Mr. Norman Lowe, Group Director and Senior Vice President

9. General.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State without regard to choice of law principles.

(b) This Agreement sets forth the entire agreement and understanding of the parties in respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto.

(d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e) If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f) This Agreement and any amendment or modification of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

10. Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any amendment or termination of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

RXELITE HOLDINGS, INC.
By: Name: Title:
INVESTOR REPRESENTATIVE By: Name: Title:
SIGNATURE BANK By: Name: Title: By: Name: Title:

EXHIBIT A

Date: __________________
Signature Bank
300 Park Avenue
New York, New York 10022
Attention: Norman Lowe, Group Director and Senior Vice President

Dear Mr. Lowe:

In accordance with the terms of Section 2(b) of an Escrow Deposit Agreement dated __________, 2007, by and among RXELITE HOLDINGS, INC. (the “Company”), [            ] (the “Investor Representative”) and SIGNATURE BANK (the “Escrow Agent”), the Company and the Investor Representative hereby notify the Escrow Agent that the Termination Date has been extended to __________ __, 2007.

Very truly yours,

RXELITE HOLDINGS, INC. By: Name: Title:	INVESTOR REPRESENTATIVE By: Name: Title:

Schedule I

OFFERING DOCUMENTS

Schedule II

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by the following on behalf of RxElite Holdings, Inc. and [       ] (the “Investor Representative”).

RXELITE HOLDINGS, INC.

Name	True Signature OR

INVESTOR REPRESENTATIVE

Name	True Signature OR